UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported):
November 16, 2007
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NORTHERN TECHNOLOGIES INTERNATIONAL
CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

4201 Woodland Road
P.O. Box 69	55014
Circle Pines, Minnesota
(Address of Principal Executive Offices)	(Zip Code)

(763) 225-6600
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     (b) On November 20, 2007, Dr. Barry Rosenbaum informed the Board of Directors of Northern Technologies International Corporation that he will not stand for re-election as a director at NTIC’s next annual meeting of stockholders. Dr. Rosenbaum will continue as a director until the next annual meeting of stockholders of NTIC to be held on January 24, 2008.

     (e) On November 16, 2007, the Board of Directors of Northern Technologies International Corporation, upon recommendation of the Compensation Committee, approved the amount and payment of annual incentive bonuses to NTIC’s executive officers for fiscal year ended August 31, 2007. The bonuses are to be paid one-half in cash and one-half in shares of NTIC common stock. The shares of NTIC common stock to be issued to NTIC’s executive officers will be issued under the Northern Technologies International Corporation 2007 Stock Incentive Plan. The table below shows the total amount of bonus to be paid to each of NTIC’s executive officers and the portion of the bonus to be paid in cash and shares of NTIC common stock. The number of shares of common stock was determined by dividing the dollar amount of one-half of the total bonus by $9.95, which represents the closing sale price of NTIC common stock on November 16, 2007, as reported by The American Stock Exchange.

	Portion of	Portion of Fiscal 2007
Name of	Fiscal 2007 Bonus	Bonus Paid in NTIC	Total Amount of
Executive Officer	Paid in Cash	Common Stock	Fiscal 2007 Bonus
G. Patrick Lynch	$61,827	$61,827 (6,214 shares)	$123,654
Matthew C. Wolsfeld	$47,184	$47,184 (4,742 shares)	$ 94,368
Donald A. Kubik	$35,883	$35,883 (3,606 shares)	$ 71,766

Section 8 – Other Events

Item 8.01. Other Events

     On November 16, 2007, the Board of Directors of Northern Technologies International Corporation set the date, time and place for its 2008 annual meeting of stockholders as January 24, 2008 at 4:00 p.m., Central time, at NTIC’s corporate headquarters located at 4201 Woodland Road, Circle Pines, Minnesota 55014. NTIC stockholders of record at the close of business on November 30, 2007 will be entitled to notice of and to vote at the meeting or any adjournment of the meeting.

     On November 21, 2007, the Board of Directors of Northern Technologies International Corporation nominated the following seven individuals, all of whom are current directors of NTIC, to serve as NTIC’s directors until the next annual meeting of NTIC’s stockholders or until their successors are elected and qualified: Mr. Pierre Chenu, Dr. Donald A. Kubik, Dr. Sunggyu Lee, Mr. G. Patrick Lynch, Mr. Mark M. Mayers, Dr. Ramani Narayan and Mr. Mark J. Stone.

     The only items of businesses expected to be acted upon at the 2008 annual meeting of NTIC’s stockholders will be the election of directors and the ratification of the selection of Virchow Krause & Company LLP as NTIC’s independent registered public accounting firm for the fiscal year ending August 31, 2007.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:
Matthew C. Wolsfeld
Chief Financial Officer
Dated:	November 21, 2007